Exhibit 24.1

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, Stephen M. Piper, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-4 or other applicable form, or amendments thereto, including post-effective amendments, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4.09% Notes due 2052, Series B of Lockheed Martin Corporation (the “Company”) proposed to be registered by the Company and issued in exchange for any and all of the Company’s then outstanding 4.09% Notes due 2052, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Daniel F. Akerson
DANIEL F. AKERSON
Director

August 15, 2017

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, Stephen M. Piper, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-4 or other applicable form, or amendments thereto, including post-effective amendments, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4.09% Notes due 2052, Series B of Lockheed Martin Corporation (the “Company”) proposed to be registered by the Company and issued in exchange for any and all of the Company’s then outstanding 4.09% Notes due 2052, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald
NOLAN D. ARCHIBALD
Director

August 15, 2017

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, Stephen M. Piper, and Kerri R. Morey, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-4 or other applicable form, or amendments thereto, including post-effective amendments, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4.09% Notes due 2052, Series B of Lockheed Martin Corporation (the “Company”) proposed to be registered by the Company and issued in exchange for any and all of the Company’s then outstanding 4.09% Notes due 2052, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rosalind G. Brewer
ROSALIND G. BREWER
Director

August 21, 2017

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, Stephen M. Piper, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-4 or other applicable form, or amendments thereto, including post-effective amendments, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4.09% Notes due 2052, Series B of Lockheed Martin Corporation (the “Company”) proposed to be registered by the Company and issued in exchange for any and all of the Company’s then outstanding 4.09% Notes due 2052, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Burritt
DAVID B. BURRITT
Director

August 16, 2017

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, Stephen M. Piper, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-4 or other applicable form, or amendments thereto, including post-effective amendments, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4.09% Notes due 2052, Series B of Lockheed Martin Corporation (the “Company”) proposed to be registered by the Company and issued in exchange for any and all of the Company’s then outstanding 4.09% Notes due 2052, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Bruce A. Carlson
BRUCE A. CARLSON
Director

August 16, 2017

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, Stephen M. Piper, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-4 or other applicable form, or amendments thereto, including post-effective amendments, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4.09% Notes due 2052, Series B of Lockheed Martin Corporation (the “Company”) proposed to be registered by the Company and issued in exchange for any and all of the Company’s then outstanding 4.09% Notes due 2052, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis, Jr.
JAMES O. ELLIS, JR.
Director

August 23, 2017

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, Stephen M. Piper, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-4 or other applicable form, or amendments thereto, including post-effective amendments, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4.09% Notes due 2052, Series B of Lockheed Martin Corporation (the “Company”) proposed to be registered by the Company and issued in exchange for any and all of the Company’s then outstanding 4.09% Notes due 2052, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas J. Falk
THOMAS J. FALK
Director

August 16, 2017

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, Stephen M. Piper, and Kerri R. Morey, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-4 or other applicable form, or amendments thereto, including post-effective amendments, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4.09% Notes due 2052, Series B of Lockheed Martin Corporation (the “Company”) proposed to be registered by the Company and issued in exchange for any and all of the Company’s then outstanding 4.09% Notes due 2052, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Ilene S. Gordon
ILENE S. GORDON
Director

August 15, 2017

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, Stephen M. Piper, and Kerri R. Morey, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-4 or other applicable form, or amendments thereto, including post-effective amendments, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4.09% Notes due 2052, Series B of Lockheed Martin Corporation (the “Company”) proposed to be registered by the Company and issued in exchange for any and all of the Company’s then outstanding 4.09% Notes due 2052, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marillyn A. Hewson
MARILLYN A. HEWSON
Chairman, President and Chief Executive Officer

August 15, 2017

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, Stephen M. Piper, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-4 or other applicable form, or amendments thereto, including post-effective amendments, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4.09% Notes due 2052, Series B of Lockheed Martin Corporation (the “Company”) proposed to be registered by the Company and issued in exchange for any and all of the Company’s then outstanding 4.09% Notes due 2052, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Loy
JAMES M. LOY
Director

August 15, 2017

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, Stephen M. Piper, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-4 or other applicable form, or amendments thereto, including post-effective amendments, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4.09% Notes due 2052, Series B of Lockheed Martin Corporation (the “Company”) proposed to be registered by the Company and issued in exchange for any and all of the Company’s then outstanding 4.09% Notes due 2052, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston
JOSEPH W. RALSTON
Director

August 15, 2017

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, Stephen M. Piper, and Kerri R. Morey, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-4 or other applicable form, or amendments thereto, including post-effective amendments, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4.09% Notes due 2052, Series B of Lockheed Martin Corporation (the “Company”) proposed to be registered by the Company and issued in exchange for any and all of the Company’s then outstanding 4.09% Notes due 2052, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens
ANNE STEVENS
Director

August 15, 2017

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Marian S. Block, Stephen M. Piper, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-4 or other applicable form, or amendments thereto, including post-effective amendments, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), 4.09% Notes due 2052, Series B of Lockheed Martin Corporation (the “Company”) proposed to be registered by the Company and issued in exchange for any and all of the Company’s then outstanding 4.09% Notes due 2052, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Bruce L. Tanner
Bruce L. Tanner
Executive Vice President and Chief Financial Officer

August 15, 2017